FLEXDESIGN VUL®

SELECT*LIFE II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

issued by

ReliaStar Life Insurance Company

and its

Select*Life Variable Account

Supplement Dated December 17, 2013

This supplement updates and amends certain information contained in your prospectus dated May 1, 2013, as supplemented. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE
ING JPMORGAN MID CAP VALUE PORTFOLIO

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING JPMorgan Mid Cap Value Portfolio.

Effective after the close of business on or about February 7, 2014, we are closing to new investors and to new investments by existing investors the subaccount that invests in the ING JPMorgan Mid Cap Value Portfolio.

Policy owners who have policy value allocated to the subaccount that corresponds to this fund may leave their policy value in that subaccount, but future allocations and transfers into it are prohibited. If your most recent premium allocation instructions include the subaccount that corresponds to this fund, premium received after February 7, 2014, that would have been allocated to that subaccount will be allocated on a pro rata basis among all the other available subaccounts in which your policy value is allocated. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. Your failure to provide us with alternative allocation instructions and our return of any premium payment may result in your policy entering the 61 day grace period and/or your policy lapsing without value. You may provide us with alternative allocation instructions at any time by contacting the ING U.S. Customer Service Center at P.O. Box 5011, Minot, ND 58702-5011, 1-877-886-5050 or www.ingservicecenter.com.

IMPORTANT INFORMATION REGARDING THE
ING PIMCO TOTAL RETURN BOND PORTFOLIO

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING PIMCO Total Return Bond Portfolio.

Effective after the close of business on or about February 4, 2014, the ING PIMCO Total Return Bond Portfolio will be renamed ING Total Return Bond Portfolio and ING Investment Management Co. LLC will replace Pacific Investment Management Company LLC (“PIMCO”) as subadviser. Accordingly, effective after the close of business on or about February 4, 2014, all references in the policy prospectus to ING PIMCO Total Return Bond Portfolio are to be replaced with ING Total Return Bond Portfolio and information about the ING PIMCO Total Return Bond Portfolio in Appendix B of the prospectus is to be deleted and replaced with the following:

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Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Total Return Bond Portfolio (formerly ING PIMCO Total Return Bond Portfolio)	Investment Adviser: Directed Services LLC Subadviser: ING Investment Management Co. LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING FUND REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Total Return Bond
(formerly ING PIMCO Total Return Bond Portfolio) Portfolio.

A majority of the Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Total Return Bond Portfolio (the “Merging Fund”) with and into the ING Intermediate Bond Portfolio (the “Surviving Fund”). Subject to shareholder approval the reorganization is expected to take place on or about March 21, 2014 (the “Reorganization Effective Date”).

Voluntary Transfers Before the Reorganization Effective Date. Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to the fixed account. See the Transfers section of your policy prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Effective Date. On the Reorganization Effective Date, your investment in the subaccount that invested in the Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your policy value immediately before the reallocation will equal your policy value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Effective Date. After the Reorganization Effective Date, the Merging Fund will no longer be available through your policy. Unless you provide us with alternative allocation instructions, after the Reorganization Effective Date all allocations directed to the subaccount that invested in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. See the Transfers section of your policy prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting the ING U.S. Customer Service Center at P.O. Box 5011, Minot, ND 58702-5011, 1-877-886-5050 or www.ingservicecenter.com.

Information about the Surviving Fund. Summary information about the ING Intermediate Bond Portfolio can be found in Appendix B of your policy prospectus. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at the:

ING U.S. Customer Service Center

P.O. Box 5011

Minot, ND 58702-5011

1-877-886-5050

If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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